Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Horizon Kinetics Medical ETF (MEDX) (the “Fund”)
a series of Listed Funds Trust

Supplement dated November 18, 2025
to the Prospectus and Summary Prospectus (together, the “Prospectuses”)
dated April 30, 2025

Effective immediately, the Fund’s Prospectuses are hereby revised as follows:

The following is added as the last sentence to the first paragraph in the “Principal Investment Strategies” section:

In addition, the Fund may purchase or engage in short sales of certain leveraged or inverse ETFs.

The following paragraphs are added after the fourth paragraph in the “Principal Investment Strategies” section:

The Fund may purchase or take short positions in inverse ETFs and inverse leveraged ETFs. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying asset. Inverse leveraged ETFs seek to provide investment results that match a negative multiple of the performance of an underlying asset. Inverse and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying asset during the same period of time.

The Adviser seeks to identify short positions in ETFs the Adviser believes may underperform over a specified period and whose underperformance, and thus the Fund’s potential for additional capital appreciation, may be amplified by factors inherent to these investments. These factors include financing costs incurred by these ETFs, daily reset costs, the compounding nature of such ETFs’ investments as well as overall market volatility. When taking a short position, the Fund borrows the security from a third party and sells it at the then current market price with the expectation that the security’s price will decline. The notional value (the number of shares multiplied by the underlying ETF share price) of the Fund’s investments in such ETFs is expected to be approximately 2-3% of the Fund’s portfolio but no more than 5%. The Adviser will actively monitor its positions in these ETFs to ensure the Fund’s exposure is not being negatively impacted by the compounding effect of these ETFs.

The following risks are added to the “Principal Investment Risks” section in alphabetical order:

•Short Selling Risk. Short selling is generally considered speculative, has the potential for unlimited loss and may involve leverage, which can magnify the Fund’s exposure to assets that decline in value and increase the volatility of the Fund’s net asset value. If the price of a security which the Fund has sold short increases between the time of the short sale and when the position is closed out, the Fund will incur a loss equal to the increase in price from the time of the short sale plus any related interest payments, dividends, transaction or other costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Purchasing a security to cover a short position can itself cause the price of the security to rise, potentially exacerbating a loss or reducing a gain. In addition, the Fund is subject to the risk that the lender of a security will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. A Fund that uses short sales is subject to the risk that its prime broker will be unwilling or unable to perform its contractual obligations. Regulatory restrictions limit the extent to which the Fund may engage in short sales.

•Inverse and Inverse Leveraged ETF Risk. Inverse and inverse leveraged ETFs expose the Fund to all of the risks that traditional ETFs present. Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying asset class. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying asset class. These types of ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Inverse and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying asset class during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

•Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement, or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.

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Please retain this Supplement with your Prospectus and
Summary Prospectus for future reference.
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